SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                           FORM 8-K/A

                         CURRENT REPORT
                           AMENDMENT

The undersigned Registrant amends the previously filed current report, Form 8-K, filed December 8, 1997 as detailed below:

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 1997


                   CLAIRE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



 NEVADA                         33-55254-33                   87-0467224
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                             Identification No)


7373 NORTH SCOTTSDALE ROAD
SUITE B-169
SCOTTSDALE, ARIZONA                                         85253
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (602) 483-8700

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Item 2.    Acquisition or Disposition of Assets

     On November 20, 1997, the shareholders and board of directors of Claire Technologies, Inc. ("Claire," "the Registrant") approved an Agreement and
Plan of Merger between Olympic Rehabilitation Services, Inc. ("Olympic"), a Louisiana corporation, its wholly owned subsidiary, and Allied Health Partners, Inc. ("Allied"), a Louisiana corporation, in which Olympic would be the surviving entity. The Acquisition Agreement (attached hereto as Exhibit A) and Agreement and Plan of Merger (attached hereto as Exhibit B) were entered into on November 21, 1997. The Agreement and Plan of Merger has been approved by the state of Louisiana. Allied surrendered all of its outstanding shares of stock, consisting of 100 shares owned by Richard Kellar, Allied's sole shareholder, in exchange for three million (3,000,000) shares of stock of Claire to be issued to Mr. Kellar. No other funds of the Registrant or its subsidiary were involved in the acquisition. The merger agreement was structured so as to qualify as a tax-free reorganization under the Internal Revenue Code for the shareholders of Allied. There was no prior relationship between the Registrant and Allied, or between the officers of the companies.

     Prior to the merger, Allied was engaged in the provision of contract physical, occupational and activity therapy services to various hospitals and other medical providers. In addition, Allied provided management services to several free-standing rehabilitation facilities. All of those therapy and management services will continue to be offered by Olympic, as the surviving corporation. Olympic also intends actively to pursue additional rehabilitation service contracts in the states of Mississippi, Arkansas, Louisiana and Tennessee. Richard Kellar, the former president of Allied, will serve as the President and Chief Operating Officer of Olympic. Linda Holliman, also formerly associated with Allied, will serve as Vice President of Operations. Under the terms of the Acquisition Agreement, both Mr. Kellar and Ms. Holliman are guaranteed a salary of no less than $200,000 each for a minimum of one year.
One year or more after closing, moreover, if Mr. Kellar so requests, Claire will register with the SEC some or all of the three million shares issued to Mr. Kellar as part of the merger.

     On November 20, 1997, the shareholders and board of directors of Claire approved an Agreement and Plan of Merger between Olympic and Orion Preventive Medicine, Inc. ("Orion"), a Louisiana corporation, in which Olympic would be the surviving entity. The Acquisition Agreement (attached hereto as Exhibit D) and Agreement and Plan of Merger (attached hereto as Exhibit E) were entered into on November 21, 1997. The Agreement and Plan of Merger has been approved by the state of Louisiana. Orion surrendered all of its outstanding shares of stock, in exchange for seven million five hundred thousand (7,500,000) shares of stock of Claire. No other funds of the Registrant or its subsidiary were involved in the acquisition. The merger agreement was structured so as to qualify as a tax-free reorganization under the Internal Revenue Code for the shareholders of Orion. Jan Wallace and Grace Sim, the officers and directors of Claire, and VickyLucky, an officer and director of Orion, have a previous relationship in that both are affiliated with Dynamic Associates, Inc., a Nevada corporation.

     Prior to the merger, Orion was engaged in the provision of contract medical services to various hospitals and other medical providers. All of those medical services will continue to be offered by Olympic, as the surviving corporation.

Item 7.  Financial Statements and Exhibits.

Information is provided as detailed in Item 601 of Regulation S-B and is incorporated by reference from previously filed Form 10-QSB, September 30, 1997. The consolidated, audited financial statements for Claire, Allied Health Partners, Inc. and Orion have taken longer to complete than expected. As soon as the statements for December 31, 1996 have been completed they will be filed as an amendment. In no event will those statements be filed later than the due date for the annual Form 10-KSB for the Company for 1997.


Exhibit Number      Description

A.                    Allied Acquisition Agreement, effective November 21, 1997.

B.                    Allied Agreement and Plan of Merger dated November 21,
                      1997.

C. Audited financial statements of Allied, to be filed with an amendment to this Form 8-K.

D.                    Orion Acquisition Agreement, effective November 21, 1997.

E.                    Orion Agreement and Plan of Merger dated November 21,
                      1997.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)                          CLAIRE TECHNOLOGIES, INC.

                                      /s/ Jan Wallace
                                      Jan Wallace
                                      President

Date:  February 8, 1998

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                              Exhibit G

               CLAIRE TECHNOLOGIES, INC. & SUBSIDIARY
                    (A Development Stage Company)
                            BALANCE SHEET
                             (Unaudited)
                          November 21,1997

                                      Acquired    Acquisition  Consolidated
                           Claire     Subsidiary  Entry        Pro Forma
ASSETS
 CURRENT ASSETS
    Cash in bank           $     244  $  76,410   $            $   76,654
    Accounts Receivable
    (Net of allowance for
    doubtful accounts of
    $402,038)                      0  1,118,526                  1,118,526
    Loan receivable           70,000          0                     70,000
    Prepaid Expenses               0      7,103                      7,103

 TOTAL CURRENT ASSETS         70,244  1,202,039                  1,272,283

 PROPERTY, PLANT AND
    EQUIPMENT (NET)           21,182    478,099                    499,281

 OTHER ASSETS
    Organizational Cost            0        228                        228
    Deposits                       0      3,460                      3,460
                              ------  ---------      ------      ---------
                                   0      3,688                      3,688
                              ------  ---------      ------      ---------
                           $  91,426 $1,683,826   $             $1,775,252
                              ======  =========      ======      =========
LIABILITIES & EQUITY
 CURRENT LIABILITIES
    Accounts payable       $  14,579 $   18,096   $             $   32,675
    Accrued expenses -
      related parties          6,600     37,256                     43,856
    Accrued expenses- other        0    231,199                    231,199
                               -----    -------       -------     ---------
 TOTAL CURRENT LIABILITIES    21,179    286,551                    307,730

LONG TERM LIABILITIES
    Notes Payable                  0    121,171                     121,171
                              ------    -------        ------       -------
  TOTAL LIABILITIES           21,179    407,722                     428,901

STOCKHOLDERS' EQUITY
 Common Stock $.001 par
   value: Authorized -
   50,000,000 shares
   Issued and outstanding
   3,319,168 shares *          3,319          0        12,500        15,819
 Additional paid-in        3,193,370          0       (12,500)**  3,180,870
   capital
 Earnings (Deficit)
   accumulated during the
   development stage      (3,126,442) 1,276,104                  (1,850,338)
                          ----------- ---------       --------   ------------
TOTAL STOCKHOLDERS' EQUITY    70,247  1,276,104                   1,346,351
                          ----------- ---------       --------   ------------
                           $  91,426 $1,683,826   $              $1,775,252
                              ======  =========     ===========   =========

* Reflects 4-for-1 reverse split which was approved June 30, 1997.
** 12,500,000 shares of stock were issued to acquire the subsidiary


              CLAIRE TECHNOLOGIES, INC. & SUBSIDIARY
                    (A Development Stage Company)
                       Pro Forma Consolidated
                       STATEMENT OF OPERATIONS
                        to November 21, 1997
                             (Unaudited)

                                                    Acquired        Consolidated
                                       Claire       Subsidiary      Pro Forma
Service Revenue                        $       0    $ 3,189,895     $3,189,895
Rental Revenue                                 0        372,674        372,674
                                       ---------    -----------     ----------
                     GROSS PROFIT              0      3,562,569      3,562,569

General and Administrative expenses      110,392      2,076,577      2,186,969
Depreciation and amortization              3,946         87,424         91,370
Interest expense                          27,516         25,432         52,948
Bad debts                                 17,500        402,038        419,538
                                       ---------    -----------      ----------
                                         159,354      2,591,471      2,750,825
                                       ---------    -----------      ----------
NET INCOME (LOSS) BEFORE INCOME TAXES   (159,354)       971,098        811,744

INCOME TAXES                                   0              0              0
                                       ---------    -----------       ---------
                  NET INCOME (LOSS)   $ (159,354)   $   971,098     $  811,744
                                      ===========   ===========     ===========
Net income (loss) per weighted
  average share                       $     (.07)           N/A     $      .05

Weighted average number of common
shares used to compute net income
(loss) per weighted average share      2,429,419              0     14,929,419
                                       ==========    ==========     ===========

The subsidiary is not showing income tax expense as the entities that merged into the subsidiary were previously Limited Liability Companies with a shareholder responsible for the income taxes.

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